UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 15, 2005

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2005, the Board of Directors of National Western Life Insurance Company ("Company") approved compensatory plan changes involving certain named executive officers of the Company.

The Company's Board of Directors approved the Second Amendment, effective December 15, 2005, to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan for Robert L. Moody to require the consent of Mr. Moody when amending and terminating this plan while he is an employee of the Company.

The Tenth Amendment to the Non-Qualified Deferred Compensation Plan was approved terminating the participation of the Chairman and Chief Executive Officer of the Company in this plan effective December 31, 2004. Effective January 1, 2005, the Company's Board of Directors approved the National Western Life Insurance Company Retirement Bonus Program for Robert L. Moody. This program is intended to provide compensation to Robert L. Moody, Chairman and Chief Executive Officer, in lieu of his participation in the Company's Non-Qualified Deferred Compensation Plan.

The Company's Board of Directors approved the Eleventh Amendment to the Non-Qualified Defined Benefit Plan freezing future benefit accruals and terminating all benefits under Section 4.10 of this plan effective December 31, 2004 to comply with section 409A of the Internal Revenue Code of 1986, as amended by the American Jobs Creation Act of 2004.

Finally, the Company's Board of Directors adopted the Non-Qualified Defined Benefit Plan for the President of National Western Life Insurance Company, effective November 1, 2005, to provide benefit accruals in lieu of the benefits frozen and terminated effective December 31, 2004 under the Eleventh Amendment to the Non-Qualified Defined Benefit Plan.

Item 9.01. Financial Statements and Exhibits.

( c ) Exhibits

Exhibit
Number	Description

10(bb)	Second Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan for Robert L. Moody.

10(bc)	Tenth Amendment to the National Western Life Insurance Company Non-Qualified Deferred Compensation Plan.

10(bd)	National Western Life Insurance Company Retirement Bonus Program for Robert L. Moody.

10(be)	Eleventh Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan

10(bf)	Non-Qualified Defined Benefit Plan for the President of the National Western Life Insurance Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: December 21, 2005	By:

Brian M. Pribyl
Senior Vice President
Chief Financial & Administrative Officer and Treasurer

EXHIBIT INDEX
Exhibit
Number	Description

10(bb)	Second Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan for Robert L. Moody.

10(bc)	Tenth Amendment to the National Western Life Insurance Company Non-Qualified Deferred Compensation Plan.

10(bd)	National Western Life Insurance Company Retirement Bonus Program for Robert L. Moody.

10(be)	Eleventh Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan

10(bf)	Non-Qualified Defined Benefit Plan for the President of the National Western Life Insurance Company.